EXHIBIT 99.1

Form of Section 906 Certification

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report of Caterpillar Financial Services Corporation (the "Company") on Form 10K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on February 25, 2003 (the "Report"), I, James S. Beard, President of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J.S. Beard

Date: February 25, 2003 James S. Beard

President